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                                                                  Exhibit 23.11


                                   CONSENT

       I hereby consent to being named as a person chosen to become a director of CFX Corporation in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 13, 1997.


                                   /s/ John N. Buxton
                                   ----------------------
                                       John N. Buxton